3. MATERIAL ACCOUNTING POLICIES: Revenue (Policies)	12 Months Ended
Dec. 31, 2025
Policies
Revenue

Revenue

ZenaTech had two types of businesses during 2025, the Software as a Service (“SaaS”) revenue and the revenue from Survey business beginning with January 2025. For these two types of businesses, it recognizes revenue under IFRS 15.

IFRS 15 – Revenue from Contracts with Customers for the SaaS Customers

The Company earns its revenue from managing software derived from business to business or business to government operations. The Company is the only manufacturer of this software, and it only sells software on a standalone basis directly to the end user.

Revenue is usually billed and collected at the beginning of the service period, which can be one month, three months, six months, or a year. The revenue is earned through time and recognized at the end of the reporting period. Any amount billed to customers for which services have not yet been provided is recorded as deferred revenue, which is a current liability on the balance sheet. The Company’s software revenue, which comes from software licensing, and support and maintenance agreements that are earned over a period of time, represents approximately 90%.

The Company also earns revenue from custom software programming. Most custom project-oriented software programming are derived from upgrades to software or custom programming to existing software. These projects are small and will usually end within 6-8 weeks. These custom projects are typically paid 50% upfront and the second part of the revenue is earned at the end of the project. This is a small portion of the company’s revenue, approximately 10%.